                                                                 EXHIBIT (24)(b)

                               POWER OF ATTORNEY

        Xerox Corporation (the "Company") and each person whose signature appears below hereby authorize each of E. M. Filter, M.S. Wagner and G.R. Roth (each an "appointee") to file, either in paper or electronic form, one or more registration statements and amendments thereto (including post-effective amendments), under the Securities Act of 1993, as amended, for the purpose of registering the offering and sale for cash proceeds not to exceed $500,000,000 of zero-coupon debt securities of the Company, convertible into or exchangeable for shares of Common Stock, par value $1.00 per share, of the Company and the shares of such Common Stock issuable upon exchange or conversion thereof, which registration statements and amendments shall contain such information and exhibits as any such appointee deems appropriate. Each such person hereby appoints each appointee as attorney-in-fact, with full power to act alone, to execute any such registration statements and any and all amendments thereto and any and all other documents in connection therewith, in the name of and on behalf of the Company and each such person, individually and in each capacity state below, to enter electronically such company identification numbers, passwords and other information as may be required to effect such filing as prescribed under the rules and regulations of the Securities and Exchange Commission (the "SEC"), and to file, either in paper or electronic form, with the SEC a form of this Power of Attorney. Each such person individually and in such capacities stated below hereby grants to said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned could do personally or in the capacities as aforesaid.


                               XEROX CORPORATION


Dated as of December 8, 1998            By: /s/ PAUL A. ALLAIRE
                                            ----------------------------
                                            Paul A. Allaire
                                            Chairman of the Board and
                                            Chief Executive Officer

                     Chairman of the Board, Chief Executive Officer and Director
/s/PAUL A. ALLAIRE   (Principal Executive Officer)
-------------------
(Paul A. Allaire)


                     Executive Vice President and Chief Financial Officer
/s/BARRY D. ROMERIL   (Principal Financial Officer)
-------------------
(Barry D. Romeril)


                      Vice President and Controller
/s/PHILIP D. FISHBACH (Principal Accounting Officer)
---------------------
(Philip D. Fishbach)


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                                                                               2


/s/ B.R. INMAN          Director        /s/ N.J. NICHOLAS, JR.    Director
-------------------                     ------------------------
(B.R. Inman)                            (N.J. Nicholas, Jr.)


/s/ ANTONIA AX:SON JOHNSON  Director    /s/ JOHN E. PEPPER        Director
--------------------------              ------------------------
(Antonia Ax:son Johnson)                (John E. Pepper)


/s/ VERNON E. JORDAN, JR.   Director    /s/ PATRICIA F. RUSSO     Director
--------------------------              ------------------------
(Vernon E. Jordan, Jr.)                 (Patricia F. Russo)


/s/ YOTARO KOBAYASHI        Director    /s/ MARTHA R. SEGER       Director
--------------------------              ------------------------
(Yotaro Kobayashi)                      (Martha R. Seger)


/s/ HILMAR KOPPER           Director    /s/ THOMAS C. THEOBALD    Director
--------------------------              ------------------------
(Hilmar Kopper)                         (Thomas C. Theobald)


/s/ RALPH S. LARSEN         Director    /s/ G. RICHARD THOMAN     Director
--------------------------              ------------------------
(Ralph S. Larsen)                       (G. Richard Thoman)


/s/ JOHN D. MACOMBER        Director
--------------------------
(John D. Macomber)